                                                                   EXHIBIT 10.10

TBCC

                          Amendment to Loan Documents


Borrowers:  Odetics, Inc., a Delaware corporation
            Odetics ITS, Inc., a California corporation
            Gyyr Incorporated, a California corporation
            Mariner Networks, Inc., a Delaware corporation
            Meyer, Mohaddes Associates, Inc., a California corporation

Address:    1515 S. Manchester
            Anaheim, California  92802

Date:       May 29, 2001



     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, and the borrowers named above (jointly and severally, the "Borrower").

     This Amendment is executed and delivered pursuant to a Forbearance Agreement of substantially even date among the parties hereto (the "Forbearance Agreement").

     The parties hereto agree to amend the Loan and Security Agreement between them, dated December 28, 1998 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by TBCC and the Borrower, and all other written documents and agreements between TBCC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1.   Maximum Credit. Effective on the date hereof, Section 1 of the
Schedule is hereby amended in its entirety to read as follows:

     "1.  CREDIT LIMIT (Section 1.1):

          An amount not to exceed the lesser of (1) or (2) below:

          (1) $17,000,000 ("Dollar Limit"), at any one time outstanding; or

          (2) an amount equal to the sum of (i), (ii), and (iii) below:

Transamerica Business Credit                         Amendment to Loan Documents

              (i) 85% of the amount of Borrower's Eligible Receivables (as defined in Section 9.1(n) above) (other than Unbilled Eligible Receivables), plus

             (ii) the lesser of (i) $2,000,000, or (ii) 50% of the Value of
                  Borrower's Eligible Inventory (as defined in Section 9.1(m) above), plus

            (iii) the lesser of (i) $2,000,000, or (ii) 70% (the "Equipment
                  Advance Rate") of the appraised orderly liquidation value of Eligible Equipment (as defined below).

         (a). Value. "Value", as used above, means the lower of cost or
              -----
              wholesale market value of Borrower's Eligible Inventory.

         (b). [omitted]
              ---------

         (c). Equipment. "Eligible Equipment" shall mean Equipment which TBCC in
              ---------
              its sole discretion deems eligible for borrowing, based on such considerations as TBCC in its sole discretion may deem appropriate from time to time and less any such reserves as TBCC, in its sole discretion, may require. Without limiting the fact that the determination of which Equipment is eligible for borrowing is a matter of TBCC's sole discretion, the following are the minimum requirements for Equipment to be Eligible Equipment: (i) the Equipment must be in good condition and repair; (ii) the Equipment must meet all applicable governmental standards; (iii) the Equipment must conform in all respects to the warranties and representations set forth in this Agreement; (iv) the Equipment must at all times be subject to TBCC's duly perfected, first priority security interest; and (v) the Equipment must be in Borrower's exclusive possession, and situated at Borrower's chief executive office or at one of the other Borrower locations set forth on this Schedule.

         (d). Appraisals. Appraisals of the orderly liquidation value of the
              ----------
              Eligible Equipment may be done from time to time, at TBCC's option, at the cost of Borrower, and by an appraiser selected by TBCC, but no more frequently than once every six-months (except that such limitation on the frequency of appraisals shall not apply if an Event of Default or an event which, with notice or passage of time or both, would constitute an Event of Default, has occurred and is continuing).

         (e). No Further Loans. After May __, 2001 no further Loans of any kind
              ----------------
              will be made to Borrower, but if at any time the total outstanding Loans and other monetary Obligations

Transamerica Business Credit                         Amendment to Loan Documents

              exceed the Credit Limit, as set forth above, Borrower shall repay the excess to Lender immediately without notice or demand."

     2. Extension of Maturity Date. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

     "4. MATURITY DATE (Section 1.6)  July 31, 2001 (the "Maturity Date"),
                                      subject to early termination as provided in Section 1.6 above."

     3. Representations True. The Borrower represents and warrants to TBCC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct, except for representations and warranties that may be breached as a result of an Existing Default (as defined in the Forbearance Agreement).

     4. General Provisions. This Amendment, the Loan Agreement, the Forbearance Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

ODETICS, INC.                                    TRANSAMERICA BUSINESS CREDIT
                                                 CORPORATION

By /s/
   ----------------------------
   President or Vice President

By /s/                                           By /s/
   ----------------------------                     ---------------------------
   Secretary or Ass't Secretary                  Title
                                                       ------------------------

ODETICS ITS, INC.                                GYYR INCORPORATED

By /s/                                           By /s/
   ----------------------------                     ----------------------------
   President or Vice President                      President or Vice President

By /s/                                           By /s/
   ----------------------------                     ----------------------------
   Secretary or Ass't Secretary                     Secretary or Ass't Secretary

Transamerica Business Credit                         Amendment to Loan Documents

MARINER NETWORKS, INC.                           MEYER, MOHADDES ASSOCIATES,
                                                 INC.

By /s/                                           By /s/
   ----------------------------                     ----------------------------
   President or Vice President                      President or Vice President

By /s/                                           By /s/
   ----------------------------                     ----------------------------
   Secretary or Ass't Secretary                     Secretary or Ass't Secretary


                              GUARANTOR'S CONSENT

     The undersigned, guarantor, acknowledges that its consent to the foregoing Amendment to Loan Documents is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                                 ODETICS EUROPE LIMITED

                                                 By /s/
                                                    ----------------------------
                                                    President or Vice President

                                                 By /s/
                                                    ----------------------------
                                                    Secretary or Ass't Secretary

TBCC

                          Amendment to Loan Documents



Borrowers:  Odetics, Inc., a Delaware corporation
            Odetics ITS, Inc., a California corporation
            Gyyr Incorporated, a California corporation
            Mariner Networks, Inc., a Delaware corporation
            Meyer, Mohaddes Associates, Inc., a California corporation

Address:    1515 S. Manchester
            Anaheim, California  92802

Date:       February 28, 2001



     THIS AMENDMENT TO LOAN Documents is entered into between TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, and the borrowers named above (jointly and severally, the "Borrower").

     The parties hereto agree to amend the Loan and Security Agreement between them, dated December 28, 1998 (as amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by TBCC and the Borrower, and all other written documents and agreements between TBCC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Extension of Maturity Date. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

     "4. MATURITY DATE (Section 1.6)  March 31, 2001 (the "Maturity Date"),
                                      subject to early termination as provided in Section 1.6 above."

     2. Fee. In consideration for TBCC entering into this Amendment, the Borrower shall concurrently pay TBCC a fee in the amount of $30,000, which shall be non-refundable and in addition to all interest and other fees payable to TBCC under the Loan Documents. TBCC is authorized to charge said fee to the Borrower's loan account.

          Transamerica Business Credit               Amendment to Loan Documents
        ________________________________________________________________________

     3. Representations True. The Borrower represents and warrants to TBCC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          Transamerica Business Credit               Amendment to Loan Documents
        ________________________________________________________________________

the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

ODETICS, INC.                                 TRANSAMERICA BUSINESS CREDIT
                                              CORPORATION

By    /s/                                     By     /s/
  -------------------------------               -------------------------------
    President or Vice President
                                              Title----------------------------
By    /s/
  -------------------------------
    Secretary or Ass't Secretary




ODETICS ITS, INC.                             GYYR INCORPORATED

By    /s/                                     By     /s/
  -------------------------------               -------------------------------
    President or Vice President                   President or Vice President

By    /s/                                     By     /s/
  -------------------------------               -------------------------------
   Secretary or Ass't Secretary                  Secretary or Ass't Secretary




MARINER NETWORKS, INC.                        MEYER, MOHADDES ASSOCIATES, INC.

By    /s/                                     By     /s/
  -------------------------------               -------------------------------
    President or Vice President                   President or Vice President

By    /s/                                     By     /s/
  -------------------------------               -------------------------------
   Secretary or Ass't Secretary                   Secretary or Ass't Secretary

                              Guarantor's Consent

     The undersigned, guarantor, acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or

          Transamerica Business Credit               Amendment to Loan Documents
        ________________________________________________________________________

provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                       ODETICS EUROPE LIMITED

                                       By     /s/
                                         --------------------------------
                                          President or Vice President

                                       By     /s/
                                         --------------------------------
                                          Secretary or Ass't Secretary

--------------------------------------------------------------------------------
TBCC

                          Amendment to Loan Documents

Borrowers:  Odetics, Inc., a Delaware corporation
            Odetics ITS, Inc., a California corporation
            Gyyr Incorporated, a California corporation
            Mariner Networks, Inc., a Delaware corporation
            Meyer, Mohaddes Associates, Inc., a California corporation

Address:    1515 S. Manchester
            Anaheim, California  92802

Date:       December 22, 2000

     THIS AMENDMENT TO LOAN Documents is entered into between TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, and the borrowers named above (jointly and severally, the "Borrower").

     The parties hereto agree to amend the Loan and Security Agreement between them, dated December 28, 1998 (as amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by TBCC and the Borrower, and all other written documents and agreements between TBCC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Extension of Maturity Date. Section 4 of the Schedule is hereby amended in its entirety to read as follows:

     "4. MATURITY DATE (Section 1.6)  February 28, 2001 (the "Maturity Date"),
                                      subject to early termination as provided in Section 1.6 above."

     2. Removal of Automatic Renewal Provision. Section 1.6(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

       "(a) The term of this Agreement shall be from the date of this Agreement to the Maturity Date set forth in the Schedule, unless sooner terminated in accordance with

Transamerica Business Credit                         Amendment to Loan Documents
--------------------------------------------------------------------------------

     the terms of this Agreement. On the Maturity Date or on any earlier termination of this Agreement Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of TBCC's security interests and all of TBCC's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations."

     3. Fee. In consideration for TBCC entering into this Amendment, the Borrower shall concurrently pay TBCC a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to TBCC under the Loan Documents. TBCC is authorized to charge said fee to the Borrower's loan account.

     4. Representations True. The Borrower represents and warrants to TBCC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Transamerica Business Credit                         Amendment to Loan Documents
--------------------------------------------------------------------------------

the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

ODETICS, INC.                          TRANSAMERICA BUSINESS CREDIT CORPORATION

By      /s/
   ------------------------------
   President or Vice President         By    /s/
                                          ------------------------------
By     /s/                             Title
   ------------------------------            ---------------------------
   Secretary or Ass't Secretary


ODETICS ITS, INC.                      GYYR INCORPORATED

By    /s/                              By    /s/
   ------------------------------         ------------------------------
   President or Vice President            President or Vice President


By    /s/                              By    /s/
   ------------------------------         ------------------------------
   Secretary or Ass't Secretary           Secretary or Ass't Secretary


MARINER NETWORKS, INC.                 MEYER, MOHADDES ASSOCIATES, INC.

By    /s/                              By    /s/
   ------------------------------         ------------------------------
   President or Vice President            President or Vice President


By    /s/                              By    /s/
   ------------------------------         ------------------------------
   Secretary or Ass't Secretary           Secretary or Ass't Secretary


                              Guarantor's Consent

     The undersigned, guarantor, acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or

Transamerica Business Credit                         Amendment to Loan Documents
--------------------------------------------------------------------------------

provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                       ODETICS EUROPE LIMITED

                                       By   /s/
                                          -------------------------------
                                           President or Vice President

                                       By   /s/
                                          -------------------------------
                                          Secretary or Ass't Secretary